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                                                                   EXHIBIT 10(a)

                               G&K SERVICES, INC.

                                  AMENDMENT TO
                         1996 DIRECTOR STOCK OPTION PLAN

         THIS AMENDMENT TO THE 1996 DIRECTOR STOCK OPTION PLAN (the "Amendment") dated as of August 30, 2001, amends the 1996 Director Stock Option Plan (the "Plan") of G&K Services, Inc. (the "Company"). Except as otherwise explicitly set forth herein, all provisions of the Plan shall remain in full force and effect. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Plan.

         WHEREAS, the Plan was adopted by the Company pursuant to resolutions of the Board of Directors on August 29, 1996 and approved by the Company's shareholders on October 31, 1996;

         WHEREAS, the Company desires to amend the Plan as hereinafter provided.

         NOW, THEREFORE, the Plan is amended as follows:

         1. INCREASE IN NUMBER OF SHARES SUBJECT TO THE PLAN. Section 4(b) of the 1996 Director Stock Option Plan is hereby amended to read in its entirety as follows:

                    4(b)There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is cancelled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be advisable for issuance under new Options.

         2. EFFECTIVE DATE. This Amendment shall be effective upon approval thereof by the shareholders of the Company at the Company's 2001 annual shareholder meeting.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the undersigned officer, thereunto duly authorized pursuant to the resolutions of the Board of Directors.

                                   G&K SERVICES, INC.:



                                   By:    /s/ Thomas R. Moberly
                                      ---------------------------------------
                                   Name:  Thomas R. Moberly
                                        -------------------------------------
                                   Title: President & Chief Executive Officer
                                         ------------------------------------

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